UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2012

NetLogic Microsystems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50838	77-0455244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3975 Freedom Circle, Santa Clara, CA 95054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 454-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information contained in this report and the exhibit attached hereto is furnished solely pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and the exhibit attached hereto shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by NetLogic Microsystems, Inc., whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

On February 9, 2012, we issued a press release announcing our preliminary financial information for the three months and twelve months ended December 31, 2011, which is included in this report as Exhibit 99.1. The press release should be read in conjunction with the statements regarding forward-looking statements that are included in the text of the press release.

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 6, 2012, the Company concluded  it is necessary to correct, by restating its previously issued financial statements for the three months ended March 31, 2011, six months ended June 30, 2011, and three and nine-months ended September 30, 2011, for material errors related to the understatement of expenses consisting of $4.0 million of stock compensation expenses and $0.4 million of severance expenses, and related tax effect, associated with an employment arrangement that should have been recorded during the three months ended March 31, 2011.  In addition, the Company is correcting an under accrual of acquisition-related costs, consisting of legal expenses of $0.7 million that should have been recorded during the three months ended September 30, 3011.

Consequently, the consolidated financial statements and related financial information contained in such previously filed quarterly reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011 should no longer be relied upon.   Additionally, the Company has re-evaluated its prior conclusions on the effectiveness of its disclosure controls and procedures for the evaluation of the accounting for non-standard equity transactions and concluded that a material weakness existed.  New processes are being adopted and operational controls are being strengthened to address this issue going forward.

The Company currently expects to disclose restated financial statements for the affected periods in conjunction with the filing of its 2011 annual report on Form 10-K, which it expects to file on or about February 15, 2012.

The decision to restate the Company’s previously issued financial statement was made by the Audit Committee of the Company’s Board of Directors, following consultation with and upon the recommendation of management.  The Company discussed the matters relating to the restatement with PricewaterhouseCoopers, LLP, the Company’s independent registered public accounting firm.

Restatement Adjustments

In connection with the departure of an officer and the payment of his separation package which occurred in December 2011, the Company determined that the severance benefit should have been recorded as an expense during the three months ended March 31, 2011, when the Company confirmed that the officer would be entitled to those benefits upon his elective resignation, rather than when he did resign in December 2011.  Consequently, cash severance expenses of $384,000, as well as stock compensation expenses of $4,013,000 associated with accelerated vesting of 226,934 common shares with respect to stock options and 126,072 common shares from awards of restricted stock units should have been accrued in a prior period, specifically the three months ended March 31, 2011.  There were no impacts on any other quarterly periods.

    In addition, the Company is correcting an under accrual of acquisition-related costs, consisting of legal expenses of $723,000 during the three months ended September 30, 3011.

The table below reflects the breakdown by quarter of the restatement adjustments to net income (loss) and total adjustments for the nine months ended September 30, 2011.  The consolidated financial statements will be restated as follows (in thousands):

	Net income (loss), as previously reported	Stock compen-sation	Cash severance	Acquisition-related costs	Benefit from income taxes	Total adjustments, net of tax	Net income (loss), as restated
Three months ended March 31, 2011	$6,004	$(4,013)	$(384)	$-	$438	$(3,959)	$2,045
Three months ended June 30, 2011	(35,181)	-	-	-	-	-	(35,181)
Three months ended September 30, 2011	7,209	-	-	(723)	-	(723)	6,486
Nine months ended September 30, 2011	$(21,968)	$(4,013)	$(384)	$(723)	$438	$(4,682)	$(26,650)

The following table presents the cumulative impact of financial statement adjustments on the previously reported consolidated statement of operations for the three months ended March 31, 2011 (in thousands, except for per share amounts):

	Three Months Ended March 31, 2011
	As Previously Reported	Adjustments		As Restated
Revenue	$98,669	$-		$98,669
Cost of revenue	38,242	-		38,242
Gross profit	60,427	-		60,427
Operating expenses:
Research and development	32,825	-		32,825
Selling, general and administrative	20,414	4,397	(A)(B)	24,811
Acquisition-related costs	487	-		487
Total operating expenses	53,726	4,397		58,123
Loss from operations	6,701	(4,397)		2,304
Other income (expense):
Interest and other income (expense), net	311	-		311
Loss before income taxes	7,012	(4,397)		2,615
Benefit from income taxes	1,008	(438)	(C)	570
Net income	$6,004	$(3,959)		$2,045
Net income per share - Basic	$0.09			$0.03
Net income per share - Diluted	$0.08			$0.03
Shares used in calculation - Basic	68,002	76	(D)	68,078
Shares used in calculation - Diluted	72,696	96	(D)	72,792

(A)	Adjustments for cash severance associated with the officer’s separation package
(B)	Adjustments for stock compensation associated with the officer’s separation package
(C)	Adjustments to record the tax effect of (A) and (B)
(D)	Adjustments for the effects of vesting acceleration in basic and diluted share count

The following table presents the cumulative impact of financial statement adjustments on the previously reported consolidated statement of operations for the three and six months ended June 30, 2011 (in thousands, except for per share amounts):

	Three Months Ended June 30, 2011				Six Months Ended June 30, 2011
	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated
Revenue	$103,689	$-		$103,689	$202,358	$-		$202,358
Cost of revenue	43,221	-		43,221	81,463	-		81,463
Gross profit	60,468	-		60,468	120,895	-		120,895
Operating expenses:
Research and development	40,789	-		40,789	73,614	-		73,614
Selling, general and administrative	21,311	-		21,311	41,725	4,397	(A)(B)	46,122
Change in contingent earn-out liability	36,711	-		36,711	36,711	-		36,711
Acquisition-related costs	1,446	-		1,446	1,933	-		1,933
Total operating expenses	100,257	-		100,257	153,983	4,397		158,380
Loss from operations	(39,789)	-		(39,789)	(33,088)	(4,397)		(37,485)
Other income (expense):
Gain recognized on investment in Optichron, Inc.	4,259	-		4,259	4,259	-		4,259
Impairment charge on other investment	(1,276)	-		(1,276)	(1,276)	-		(1,276)
Interest and other income (expense), net	93	-		93	404	-		404
Loss before income taxes	(36,713)	-		(36,713)	(29,701)	(4,397)		(34,098)
Benefit from income taxes	(1,532)	-		(1,532)	(524)	(438)	(C)	(962)
Net loss	$(35,181)	$-		$(35,181)	$(29,177)	$(3,959)		$(33,136)
Net loss per share -Basic	$(0.51)			$(0.51)	$(0.43)			$(0.48)
Net loss per share -Diluted	$(0.51)			$(0.51)	$(0.43)			$(0.48)
Shares used in calculation -Basic	68,560	126	(D)	68,686	68,489	101	(D)	68,590
Shares used in calculation -Diluted	68,560	126	(D)	68,686	68,489	101	(D)	68,590

(A)	Adjustments for cash severance associated with the officer’s separation package
(B)	Adjustments for stock compensation associated with the officer’s separation package
(C)	Adjustments to record the tax effect of (A) and (B)
(D)	Adjustments for the effects of vesting acceleration in basic and diluted share count

     The following table presents the cumulative impact of financial statement adjustments on the previously reported consolidated statement of operations for the three and nine months ended September 30, 2011 (in thousands, except for per share amounts):

	Three Months Ended September 30, 2011				Nine Months Ended September 30, 2011
	As Previously Reported	Adjustments		As Restated	As Previously Reported	Adjustments		As Restated
Revenue	$106,808	$-		$106,808	$309,166	$-		$309,166
Cost of revenue	39,690	-		39,690	121,153	-		121,153
Gross profit	67,118	-		67,118	188,013	-		188,013
Operating expenses:
Research and development	39,848	-		39,848	113,462	-		113,462
Selling, general and administrative	22,000	-		22,000	63,725	4,397	(A)(B)	68,122
Change in contingent earn-out liability	(5,295)	-		(5,295)	31,416	-		31,416
Acquisition-related costs	5,591	723	(E)	6,314	7,524	723	(E)	8,247
Total operating expenses	62,144	723		62,867	216,127	5,120		221,247
Loss from operations	4,974	(723)		4,251	(28,114)	(5,120)		(33,234)
Other income (expense):
Gain recognized on investment in Optichron, Inc.	-	-		-	4,259	-		4,259
Impairment charge on other investment	-	-		-	(1,276)	-		(1,276)
Interest and other income (expense), net	94	-		94	498	-		498
Loss before income taxes	5,068	(723)		4,345	(24,633)	(5,120)		(29,753)
Benefit from income taxes	(2,141)	-		(2,141)	(2,665)	(438)	(C)	(3,103)
Net income (loss)	$7,209	$(723)		$6,486	$(21,968)	$(4,682)		$(26,650)
Net income (loss) per share -Basic	$0.10			$0.09	$(0.32)			$(0.39)
Net income (loss) per share -Diluted	$0.10			$0.09	$(0.32)			$(0.39)
Shares used in calculation -Basic	69,266	126	(D)	69,392	68,585	109	(D)	68,694
Shares used in calculation -Diluted	73,498	83	(D)	73,581	68,585	109	(D)	68,694

(A)	Adjustments for cash severance associated with the officer’s separation package
(B)	Adjustments for stock compensation associated with the officer’s separation package
(C)	Adjustments to record the tax effect of (A) and (B)
(D)	Adjustments for the effects of vesting acceleration in basic and diluted share count
(E)	Adjustments for under accrual of acquisition-related costs

The following table presents the cumulative impact of financial statement adjustments on the previously reported consolidated statement of operations for the three and nine months ended September 30, 2011 (in thousands, except for per share amounts):

	September 30, 2011
	As Previously Reported	Adjustments		As Restated
ASSETS
Current assets:
Cash and cash equivalents	$125,751			$125,751
Short-term investments	116,621			116,621
Accounts receivables, net	38,916			38,916
Inventories	38,326			38,326
Deferred income taxes	7,493			7,493
Prepaid expenses and other current assets	12,536	438	(C)	12,974
Total current assets	339,643			340,081
Property and equipment, net	31,235			31,235
Goodwill	167,152			167,152
Intangible assets, net	204,029			204,029
Other assets	78,521			78,521
Total assets	$820,580			$821,018
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$16,470			$16,470
Accrued liabilities	29,275	1,107	(A)(E)	30,382
Contingent earn-out liability, current	71,024			71,024
Deferred margin	2,932			2,932
Software licenses and other obligations, current	4,722			4,722
Total current liabilities	124,423			125,530
Contingent earn-out liability, long-term	3,867			3,867
Software licenses and other obligations, long-term	3,394			3,394
Other liabilities	41,520			41,520
Total liabilities	173,204			174,311
Stockholders' equity
Common stock	696			696
Additional paid-in capital	860,623	4,013	(B)	864,636
Accumulated other comprehensive loss	(2,461)			(2,461)
Accumulated deficit	(211,482)	(4,682)	(A)(B)(C)(E)	(216,164)
Total stockholders' equity	647,376			646,707
Total liabilities and stockholders' equity	$820,580			$821,018

(A)	Adjustments for cash severance associated with the officer’s separation package
(B)	Adjustments for stock compensation associated with the officer’s separation package
(C)	Adjustments to record the tax effect of (A) and (B)
(E)	Adjustments for under accrual of acquisition-related costs

The following table presents the cumulative impact of financial statement adjustments on the previously reported consolidated statement of cash flows for the nine months ended September 30, 2011 (in thousands):

	Nine Months Ended September 30, 2011
	As Previously Reported	Adjustments		As Restated
Cash flows from operating activities:
Net loss	$(21,968)	$(4,682)	(A)(B)(C)(E)	$(26,650)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	51,246			51,246
Loss on disposal of property and equipment	52			52
Amortization of premium related to debt securities, net	1,060			1,060
Stock-based compensation	39,526	4,013	(B)	43,539
Recovery of doubtful accounts	(55)			(55)
Provision for inventory reserves	5,132			5,132
Gain recognized on investment in Optichron, Inc.	(4,259)			(4,259)
Impairment charge on other investment	1,276			1,276
Deferred income taxes, net	114			114
Excess tax benefit from stock-based awards	(248)			(248)
Changes in current assets and liabilities:
Accounts receivables	(15,232)			(15,232)
Inventories	(4,260)			(4,260)
Prepaid expenses and other assets	232	(438)	(C)	(206)
Accounts payable and accrued liabilities	(4,534)	1,107	(A)(E)	(3,427)
Cash settled contingent earn-out liability	31,416			31,416
Deferred margin	(2,254)			(2,254)
Other long-term liabilities	2,507			2,507
Net cash provided by operating activities	79,751			79,751
Cash flows from investing activities:
Acquisition of Optichron, Inc, net of cash acquired of $2.5 million	(74,679)			(74,679)
Purchase of property and equipment	(8,720)			(8,720)
Purchase of short-term investments	(94,259)			(94,259)
Sales and maturities of short-term investments	132,230			132,230
Purchase of long term investments and other	(17,500)			(17,500)
Net cash used in investing activities	(62,928)			(62,928)
Cash flows from financing activities:
Payments of software license and other obligations	(4,931)			(4,931)
Proceeds from issuance of common stock	17,939			17,939
Tax payments related to vested awards	(4,851)			(4,851)
Excess tax benefit from stock-based awards	248			248
Net cash provided by financing activities	8,405			8,405
Net increase (decrease) in cash and cash equivalents	25,228			25,228
Cash and cash equivalents at beginning of year	100,523			100,523
Cash and cash equivalents at end of year	$125,751			$125,751

(A)	Adjustments for cash severance associated with the officer’s separation package
(B)	Adjustments for stock compensation associated with the officer’s separation package
(C)	Adjustments to record the tax effect of (A) and (B)
(E)	Adjustments for under accrual of acquisition-related costs

Controls and Procedures

At the time that our Quarterly Reports on Form 10-Q for the three months ended March 31, 2011, June 30, 2011, and September 30, 2011 were on file, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective.  Subsequent to that evaluation, our management, including our Chief Executive Officer and Chief Financial Officer, concluded that our disclosure controls and procedures were not effective for these periods because of a material weakness identified below.

We have determined that our control over the evaluation of the accounting for non-standard equity transactions was not effective as for each of our interim periods and as of December 31, 2011, which resulted in a material adjustment to our first quarter ended March 31, 2011 related to a severance arrangement.  Accordingly, our management has determined that this control deficiency constitutes a material weakness.

Planned Remedial Actions of Material Weakness

    Our planned remedial action is to require an accounting analysis to be prepared and documented on a timely basis for non-standard equity transactions related to severance arrangements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this document:

Exhibits	Description

99.1	Press Release dated February 09, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetLogic Microsystems, Inc.

Date: February 09, 2012	By:	/s/ Michael T. Tate
Michael T. Tate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

99.1	Press Release dated February 09, 2012